LEASES	12 Months Ended
Dec. 26, 2015
Leases [Abstract]
LEASES
LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years.  We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years.  We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years.  Future minimum payments under non-cancelable operating leases on December 26, 2015 are as follows (in thousands):

Operating Leases
2016	$6,008
2017	4,295
2018	3,250
2019	1,952
2020	1,068
Thereafter	42
Total minimum lease payments	$16,615

Rent expense was approximately $6.3 million, $5.2 million, and $5.2 million in 2015, 2014, and 2013, respectively.